Filed Pursuant to Rule 497(a)
File No. 333-176637
Rule 482ad

Prospect Capital Corporation Prices Public Offering of $100 Million of 6.95% Senior Unsecured Notes due 2022

NEW YORK — (Market Wire) — April 24, 2012 — Prospect Capital Corporation (NASDAQ: PSEC, “Prospect” or “Company”) announced today that it has priced an underwritten public offering of $100 million in aggregate principal amount of 6.95% senior unsecured notes due 2022.  The notes will mature on November 15, 2022 and may be redeemed in whole or in part at any time or from time to time at our option on or after May 15, 2015.  The notes will bear interest at a rate of 6.95% per year payable quarterly on February 15, May 15, August 15 and November 15 of each year, with the first interest payment occurring on August 15, 2012.

Citigroup, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Investment Bank are acting as joint book-running managers for this offering.  Barclays Capital and RBC Capital Markets are acting as co-managers for this offering.  BB&T Capital Markets is acting as a junior co-manager for this offering.  The offering is expected to close on May 1, 2012, subject to customary closing conditions.  Prospect has granted the underwriters an option to purchase up to an additional $15 million in aggregate principal amount of notes.

Prospect expects to use the net proceeds of this offering initially to maintain balance sheet liquidity, including investments in high quality short-term debt instruments, and thereafter to make long-term investments in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Prospect before investing.  The preliminary prospectus supplement dated April 24, 2012 and the accompanying prospectus dated October 21, 2011, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Prospect and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.  The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Prospect and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from (1) Citigroup Global Markets Inc., Attention: Prospectus Department, Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, NY 11220, Telephone: (877) 858-5407, e-mail: batprospectusdept@citi.com, (2) Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, NY 10080, Attention: Prospectus Department or e-mail dg.prospectus_requests@baml.com, and (3) UBS Securities LLC, 299 Park Avenue, New York, NY 10171, or by phone at 1-877-827-6444, ext. 561 3884.

ABOUT PROSPECT CAPITAL CORPORATION

Prospect Capital Corporation is a closed-end investment company that lends to and invests in private and microcap public businesses. Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.

We have elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). We are required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to us could have an adverse effect on us and our shareholders.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.

For further information, contact:

Grier Eliasek, President and Chief Operating Officer

grier@prospectstreet.com

(212) 448-9577